Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wesco Aircraft Holdings, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Todd S. Renehan, Chief Executive Officer of the Company, and Kerry A. Shiba, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 25, 2019

/s/ TODD S. RENEHAN

Todd S. Renehan
Chief Executive Officer
(Principal Executive Officer)

Dated:	November 25, 2019

/s/ KERRY A. SHIBA

Kerry A. Shiba
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)